UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

EMPIRE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N. Green Valley Parkway, Suite 200, Henderson, NV		89074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 990-3355

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 is incorporated by reference.

Item 3.02.    Unregistered Sale of Equity Securities.

On March 31, 2008, Empire Resorts, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with LRC Acquisition LLC (“LRC”), pursuant to which the Company  has agreed, subject to certain conditions, to issue and sell to LRC, 4,200,000 shares (the “Shares”) of the Company’s common stock, par value $.01 per share, for an aggregate purchase price of $5,178,600.  The managing member of LRC is Louis R. Cappelli, who is also the managing member of Convention Hotels, LLC, the general partner of Concord Associates, L.P. (“Concord”), a stockholder that owns more than 5% of the Company’s common stock.  In addition, as previously disclosed, the Company entered into an Agreement to Form Limited Liability Company and Contribution Agreement with Concord on February 8, 2008.

LRC is an “accredited investor,” as that term is defined in Rule 501 of Regulation D and the Shares are to be sold under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and the provisions of Regulation D.

The obligations of the Company and LRC to consummate the transaction are subject to either (i) the receipt by the Company of an interpretive letter from The NASDAQ Stock Market, LLC that the sale of the Shares by the Company does not require the approval of the stockholders of the Company or (ii) stockholder approval of the sale of the Shares to LRC pursuant to the Agreement, as well as other customary closing conditions.

In addition, the Company has agreed to take all necessary action to cause the Shares to be listed on the Nasdaq Global Market as promptly as practicable after the closing of the transactions contemplated by the Agreement and to promptly prepare and file, as promptly as practicable, but in any event no later than the 60th day following the closing of the transactions contemplated by the Agreement, a registration statement with the respect to the Shares.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Agreement, attached as Exhibit 99.1 hereto.

Item 9.01.     Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit No.	Exhibits

	99.1	Stock Purchase Agreement, dated as of March 31, 2008, by and between Empire Resorts, Inc. and LRC Acquisition LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESORTS, INC.

Dated: April 2, 2008	By:	/s/ Ronald J. Radcliffe
Name: Ronald J. Radcliffe
Title: Chief Financial Officer